SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                          THE INDUSTRY LEADERS FUND(R)
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): /X/ No fee required / / Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

              (1)  Title of each class of securities to which
     transaction applies:
--------------------------------------------------------------------------------
              (2)  Aggregate number of securities to which
     transaction applies:
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              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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              (4)  Proposed maximum aggregate value of
     transaction:
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              (5)  Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
              (1)  Amount Previously Paid:
              (2)  Form, Schedule or Registration Statement No.:
              (3)  Filing Party:
              (4)  Date Filed:

                          THE INDUSTRY LEADERS FUND(R)
            104 Summit Avenue - Box 80, Summit New Jersey 07902-0080

                                  June 27, 2001

        ---------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  June 27, 2001


      The Industry Leaders Fund (R) (the "Fund") will hold a Special Meeting of Shareholders (the "Meeting") on July 18, 2001. The Meeting will be held at the offices of Sithe Energies, 335 Madison Avenue, 28th Floor, New York, New York 10017, commencing at 11:30 a.m. New York time, to consider the following proposals, which are more fully described in the accompanying Proxy Statement dated June 27, 2001:

      1. To approve a series of changes in the Fund's fundamental investment restrictions.

      2.    Any other business properly brought before the Meeting.

      Any shareholder who owned shares of the Fund on June 25, 2001 (the "Record Date") will receive notice of the meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated:  June 27, 2001

                                               By Order of the Board of Trustees


                                               /s/ Mark S. Kaufmann
                                               Mark S. Kaufmann
                                               Chairman of the Board of Trustees
                                               New York, New York


         ---------------------------------------------------------------

           THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE
                     THE PROPOSALS. YOUR VOTE IS IMPORTANT!

      Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund the additional expense of further solicitation, please mail your proxy promptly.

                                 PROXY STATEMENT

                          The Industry Leaders Fund (R)

                104 Summit Avenue - Box 80, Summit, NJ 07902-0080

                         SPECIAL MEETING OF SHAREHOLDERS

                                  June 27, 2001

                                  INTRODUCTION

      This is a Proxy Statement for the Industry Leaders Fund.(R) The Board of Trustees is seeking your proxy for a Special Meeting of Shareholders to approve proposals that have already been approved by the Directors. The Special Meeting of Shareholders of the Fund will be held at the offices of Sithe Energies, 335 Madison Avenue, 28th Floor, New York, New York 10017, on July 18, 2001 commencing at 11:30 a.m. New York time (the "Meeting"). Proxies will be solicited by mail and the Fund will bear the costs of solicitation.

      We've divided the Proxy Statement into five parts:

            Part 1 -- An Overview begins on page 2
            Part 2 -- The Proposals begins on page 2
            Part 3 -- Proxy Voting and Shareholder Meetings begin on page 8
            Part 4 -- Fund Information begins on page 11
            Part 5 -- Trustee and Officer Information begins on page 12

      You should read the entire Proxy Statement before voting. If you have any questions, please call the Fund at 908-273-5440, extension 507.

      We will begin mailing this Proxy Statement, Notice of Special Meeting and Proxy Card to shareholders on or about June 27, 2001.

      The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

      The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Fund toll-free at 866-280-1952 or write the Fund at 104 Summit Avenue - Box 80, Summit, NJ 07902-0080.

PART ONE: An Overview

      The Board of Trustees of the Fund has sent you this Proxy Statement to ask for your vote on several proposals affecting the Fund. The Fund will hold a Special Meeting of Shareholders on July 18, 2001 commencing at 11:30 a.m., New York time, at the offices of Sithe Energies, 335 Madison Avenue, 28th Floor, New York, New York 10017, to consider the proposals described below. At the Special Meeting, you will be asked to approve or disapprove these proposals.

      The Board of Trustees has fixed the close of business on June 25, 2001 as the Record Date to determine the shareholders that are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.


PART TWO: The Proposals

                                  PROPOSAL ONE
                 CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

      Proposal One contains a number of sub-proposals to change certain fundamental investment restrictions presently applicable to the Fund. We have described each sub proposal contained within Proposal One separately and listed them in order below.

A. The 1940 Act requires each Fund to have certain specific investment policies that can be changed only by vote of a majority of the outstanding voting securities of the Fund. These policies are often referred to as "fundamental" investment policies or restrictions. Other policies not enumerated in the 1940 Act can be designated by a Fund as "fundamental." Any policy designated by a Fund as "fundamental" may only be changed by the vote of a majority of the outstanding voting securities of that Fund.

      Certain fundamental policies have been adopted in the past by the Fund to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, Claremont Investment Partners(R) conducted a review of all of the fundamental policies and restrictions with the following goal: to simplify and modernize the Fund's policies that are required to be fundamental. In this Proxy Statement, the Fund is seeking to change the legal restrictions that apply to the Fund. The Fund's investment policies themselves are not changing, and the Fund will continue to invest using its Strategy Model.

      These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goal. Clarifying and modernizing investment restrictions generally would allow the Fund to operate more efficiently with the limits of the 1940 Act. These revisions should give the Fund greater flexibility to take advantage of and react to changes in financial markets and new investment vehicles. These revisions will permit the Adviser and the Board to manage the Fund more efficiently, and will save the Fund the expense of frequently seeking shareholder approval of changes in the Fund's investment restrictions. The Board of Trustees believes that the Adviser's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced.

      For each restriction, we set forth first, the current restriction, and then the proposed new restriction.

Item 1a-Diversification

Present Restriction

The Fund may not purchase the securities of any one issuer, if, immediately after such purchase, more than 2.75% of the value of the Fund's total assets would be invested in such issuer.

Proposed Diversification Restriction

The Fund may not:

(a) With respect to 50% of its assets, invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government) and may not purchase more than 10% of the outstanding voting securities of a single issuer.
(b) With respect to the other 50% of its assets, invest more than 25% of the market value of its total assets in a single issuer.

Purpose of Change

The Strategy Model already limits the Fund's ability to invest in securities of a single issuer. Having a 2.75% limitation as a fundamental investment restriction is neither necessary nor desirable for the Fund, because the Fund would have to obtain shareholder approval of any change to that element of the Strategy Model. The proposed restriction would give the Fund additional flexibility, within the limitations of the 1940 Act, with respect to diversification of investments. If the Fund were to change its investment strategy to fully avail itself of the proposed restriction the Fund could have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers, an investment in the Fund may involve a greater risk of losing money than an investment in a more diversified fund. However, the Fund has no current intention to change its diversification policy under the Strategy Model. Therefore the Fund will adopt a non-fundamental investment restriction limiting the Fund to a 2.75% investment in a single issuer.

Non-Fundamental Policy:

The Fund may not purchase the securities of any one issuer, if, immediately after such purchase, more than 2.75% of the value of the Fund's total assets would be invested in such issuer.

Item 1b-Concentration

Present Restriction

The Fund may not purchase any securities that would cause more than 15% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry.

Proposed Concentration Restriction

The Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Purpose of Change

The Strategy Model already limits the Fund's investments within a single industry. The proposed restriction would give the Fund the flexibility to invest up to 25% of its total assets in an industry as permitted by the 1940 Act, which would be desirable if market conditions or other factors result in a change in the number of industries in the Strategy Model. Market price movements, regulatory or other changes, or economic conditions that effect the industries in the Strategy Model will have a significant impact on the Fund's performance due to its concentration in those industries. The Fund has no current intention to change its strategy regarding concentration. The Fund will adopt a non-fundamental investment restriction substantially similar to the present restriction.

Non-Fundamental Restriction:

The Fund may not purchase any securities if, immediately after such purchase, more than 15% of the value of the Fund's total assets will be invested in securities of one or more issuers conducting their principal business activities in the same industry.

Item 1c-Borrowing

Present Restriction

The Fund may not borrow money in excess of 2% of the Fund's total assets taken at cost or at market value, whichever is lower, which may not be made in excess of commercially reasonable rates, and with respect to any borrowings of 1% or more, then only as a temporary measure for extraordinary or emergency purposes, and if such borrowings exceed 1% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid.

Proposed Borrowing Restriction

The Fund may borrow money to the extent permitted under the Investment Company Act of 1940. Borrowings representing more than 33 1/3% of the Fund's total assets must be repaid before the Fund may make additional investments.

Purpose of Change

The Fund may need to borrow money in the future to facilitate transactions or to satisfy redemption requests. The present restriction substantially limits the way in which the Fund could borrow money or obtain a line of credit. The proposed restriction would give the Fund the flexibility to borrow money within the limitations imposed on all mutual funds under the 1940 Act. Money borrowed will be subject to interest and other costs. Although the Fund would be permitted to borrow money, the Fund has no intention to leverage because leveraging by means of borrowing would exaggerate the effect of any increase or decrease in the value of its portfolio securities on the Fund's net asset value. The Fund will adopt a non-fundamental investment restriction against borrowing for leverage.

Non-Fundamental Restriction

The Fund may not borrow money for leverage purposes.

Item 1d-Senior Securities

Present Restriction

The Fund may not issue senior securities.

Proposed Senior Securities Restriction

The Fund may not issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that the Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

Purpose of Change

The issuance of a senior security is an extremely technical concept under the 1940 Act. The Fund's present restriction does not accommodate all actions that are permitted under the 1940 Act which, within certain circumstances, might be considered the issuance of a senior security. The proposed restriction attempts to balance the prohibition on issuance of senior securities against the Fund's long-term needs for flexibility, which will assist the Fund in carrying out its investment mandate. Most significantly, the proposed restriction would assist the Fund in borrowing money, if borrowing was required, and in carrying out its multi-class structure.

Item 1e-Underwriting

Present Restriction

The Fund may not act as an underwriter, except that the Fund technically may be deemed to be an underwriter in a registration under the Securities Act of 1933 to resell restricted securities.

Proposed Underwriting Restriction

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

Purpose of Change

The proposed restriction is a more effective statement of the conditions under which a Fund might be deemed to be an underwriter as to securities held in its own portfolio. No material change is contemplated by the proposed new restriction.

Item 1f-Real Estate

Present Restriction

The Fund may not invest in real estate, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts.

Proposed Real Estate Restriction

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent the Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

Purpose of Change

The present restriction does not contemplate all of the circumstances under which the Fund might be investing in real estate or real estate related securities. It is conceivable, although unlikely, that the Fund could own real estate interests distributed in kind to the Fund. In addition, as changes occur in the financial markets generally, certain real estate related financial products have become more widespread, and the proposed new restriction would permit the Fund to take full advantage of the range of investment opportunities in this area that might become a part of the Strategy Model. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. These risks include that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, increased property taxes and operating expenses, and other risks associated with real estate.

Item 1g-Commodities and Futures Trading

Present Restriction

The Fund may not purchase or sell physical commodities, commodity futures contracts, commodities futures stock index contracts or options thereon.

Proposed Commodities and Futures Restriction

The Fund may not purchase or sell commodities, including commodities futures contracts, futures stock index contracts or options thereon, or single stock futures.

Purpose of Change

The evolution of the financial markets and regulatory changes in the commodities markets has changed the forms of commodities that are not permissible investments under the 1940 Act. The proposed new restriction updates the limitations placed on the Fund by the 1940 Act. The Fund does not intend to invest in single stock futures when they become available.

Item 1h-Lending

Present Restriction

The Fund may not make loans from Fund assets.

Proposed Lending Restriction

The Fund may not make loans, except that the Fund, consistent with its investment program, may lend portfolio securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets, and the Fund may loan securities as required in connection with permitted borrowings.

Purpose of Change

The present investment restriction imposes a greater than necessary burden on the Fund. In some cases, lending portfolio securities can generate income for a mutual fund. In addition, portfolio securities are customarily pledged to secure permitted borrowings. The proposed new restriction would permit the Fund to loan and pledge its securities to secure loans to the full extent permitted by the current regulatory interpretations. If the Fund were to make loans, it could incur a loss if the recipient of a loan defaults and the value of the collateral securing the loan declines. Because the Fund does not intend to lend its portfolio securities it will adopt a non-fundamental investment restriction prohibiting the lending of portfolio securities to generate income.

Non-Fundamental Restriction

The Fund will not lend portfolio securities for the purpose of generating income.

B.    Required vote

      Each item contained in Proposal One requires the approval of a majority of the Fund's outstanding voting securities. A majority of the outstanding voting securities means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares present at the Special Meeting if more than 50% of the voting shares are present at the Special Meeting in person or by proxy. You may vote in favor of, or abstain from voting on, all of the proposed changes applicable to your Fund or, should you wish to vote against any particular proposed change, you may so indicate on the proxy card.

C.    Has the Board of Trustees approved these proposed changes?

      Yes. The Board of Trustees has considered each of these proposed changes and has concluded that changing these restrictions now would be in the best interests of the Fund's shareholders. The Board of Trustees recommends that shareholders vote "for" the items contained in Proposal One.

                                  PROPOSAL TWO
                                  OTHER MATTERS

      The Board of Trustees of the Fund does not know of any matters to be considered at the Special Meeting other than those set forth in this Proxy Statement. If any business should come before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

PART THREE:  More on Proxy Voting and Shareholder Meetings

General information about proxy voting

      The Board of Trustees of the Trust is soliciting your proxy to vote on the matters described in this Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of the Fund or the Investment Adviser may communicate with you by mail or by telephone or other electronic means to discuss your vote. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners of those shares and to obtain authorization to vote on their behalf.

      Only shareholders of record of the Fund at the close of business on the Record Date, June 25, 2001, may vote at the Special Meeting. As of the Record Date, each Class of the Fund had the number of shares issued and outstanding listed below, each share being entitled to one vote:

                  ---------------- -----------
                  Class D          112,575
                  ---------------- -----------
                  Class I          243,349
                  ---------------- -----------

        To the best knowledge of the Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of the indicated classes of the Fund as of June 25, 2001:


---------- ------------------------------------- --------------- ---------------
                                                 Percent Owned    Percent Owned
  Class         Name and Address of Owner          of Record       Beneficially
---------- ------------------------------------- --------------- ---------------
    D      Barry F. Sullivan                         92.68%
           11 Plateau Circle West
           Bronxville, NY 10708
---------- ------------------------------------- --------------- ---------------
    D      Gerald P. Sullivan                        0.37%            5.00%
           175 Oak Ridge Ave
           Summit, NJ 07901
---------- ------------------------------------- --------------- ---------------
    I      Donaldson Lufkin & Jennrette              42.98%
           For the Benefit of Barry F. Sullivan
           11 Plateau Circle West
           Bronxville, NY 10708
---------- ------------------------------------- --------------- ---------------
    I      Noble O. Carpenter, Jr.                                    14.60%
           18 Hawthorne Road
           Bronxville, NY 10708
---------- ------------------------------------- --------------- ---------------
    I      Scott J. Sullivan, MD                                      13.22%
           4 Dewart Road
           Greenwich, CT 06380
---------- ------------------------------------- --------------- ---------------
    I      Gerald P. Sullivan                        0.04%            12.69%
           175 Oak Ridge Ave
           Summit, NJ 07901
---------- ------------------------------------- --------------- ---------------

Revoking your proxy

      Even if you sign and return the accompanying proxy card, you may revoke your proxy by writing to the Secretary of the Fund prior to the Special Meeting, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting in person. In addition to the solicitation of proxies by mail, the Fund may use the services of officers and employees of the Fund and Claremont (none of whom receive any compensation for that service) to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means.

      This proxy solicitation is made by and on behalf of the Board of Trustees of the Fund. The Fund will pay the costs of proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials. The Fund may request brokers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares. Persons holding shares, as nominees will, upon request, be reimbursed by the Fund for their reasonable expenses incurred in sending soliciting material to their principals.

      One-third of the outstanding shares of the Fund must be present at the special meeting in person or by proxy in order for the Fund to conduct business at the meeting. Proposal One involves a matter with respect to which brokers and nominees do not have discretionary power to vote. If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and Broker non-votes will have the effect of a vote against Proposal One.

Voting information and discretion of the persons named as proxies

      While the Special Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

      At the time any session of the Special Meeting is called to order, if a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. In such event, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Investment Adviser

      Claremont Investment Partners,(R) LLC, 104 Summit Avenue - Box 80, Summit New Jersey 07902-0080, serves as Investment Adviser of the Fund.

Administrator and Distributor

      Claremont Investment Partners,(R) LLC also serves as the Fund's administrator. Unified Management Corporation serves as the Fund's distributor.

Submission of proposals for the next annual meeting

      Under the Fund's Trust Instrument and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Fund does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 104 Summit Avenue - Box 80, Summit New Jersey 07902-0080, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

          IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR
          PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO
                      AVOID UNNECESSARY EXPENSE AND DELAY.
                            NO POSTAGE IS NECESSARY.

PART 4: Fund Information

      The Fund is an open-end management investment company which invests in a diversified portfolio of securities.

The Fund, generally

      The Fund is a business trust established under Delaware law. The operations of the Fund are governed by a Trust Instrument dated December 13, 1995. The Fund presently has two classes of Shares: Class D Shares and Class I Shares.

      You should be aware of the following features of the Fund:

            o Shares of each class of any series of the Trust participate equally in dividends and other distributions attributable to that class, including any distributions in the event of a liquidation.

            o Each share of the Trust, of any series or class, is entitled to one vote for all purposes.

            o Shares of the Trust vote for the election of Trustees and on any other matter that affects the Trust in substantially the same manner, except as otherwise required by law.

            o On matters that affect the classes of a series differently, shares of each class vote separately.

            o Delaware law does not require registered investment companies, such as the Trust, to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

            o Shareholders have available certain procedures for the removal of Trustees.

            o The Trust indemnifies Trustees and officers to the fullest extent permitted under federal and Delaware law.

Financial Statements

      McCurdy & Associates CPA's, Inc., independent auditors of the Fund, has audited the Fund's financial statements for the year ended June 30, 2000, and those financial statements are incorporated by reference in the Trust's Statement of Additional Information dated August 29, 2000.

PART 5: Trustee and Officer Information

Board of Trustees

      Overall responsibility for management of the Fund rests with the Trustees, who are elected by the shareholders of the Fund. The Fund is managed by the Trustees in accordance with the laws of the State of Delaware. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Since July 1, 2000, the beginning of the Fund's last fiscal year, there have been seven Trustees, four of whom are Independent Trustees. In March 2001, one Trustee who was an interested person of the Trust (as defined in the 1940 Act) resigned. The Fund now has six Trustees, four of whom are currently Independent Trustees.

Officers

      The officers of the Fund since the July 1, 2000, the beginning of the Fund's last fiscal year, are:

Name                    Position with the Fund  Other positions

Barry F. Sullivan       Chief Executive         Chief  Executive  Officer,
                        Officer & Trustee       Claremont  Investment
                                                Partners,(R)LLC

Gerald P. Sullivan      President*              President, Claremont
                                                Investment Partners,(R)LLC

Travis Gering           Secretary               Partner,  Wuersch & Gering LLP
                                                (serves as counsel to Claremont
                                                Investment Partners,(R)LLC)

*     Mr. Gerald P. Sullivan resigned as a Trustee of the Fund in March 2001.

      The mailing address of each officer of the Fund is 104 Summit Avenue - Box 80, Summit, New Jersey 07902-0080. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. As of the Record Date, the Trustees and officers as a group owned beneficially 72.90% of all classes of the outstanding shares of the Fund.

          IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR
          PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO
                      AVOID UNNECESSARY EXPENSE AND DELAY.
                            NO POSTAGE IS NECESSARY.

[GRAPHIC OMITTED]                               THE INDUSTRY LEADERS FUND(R)

                                                            CLASS I
After reviewing the Proxy Statement,
please vote by utilizing one of the          SPECIAL MEETING OF SHAREHOLDERS
following convenient options:             SCHEDULED TO BE HELD ON JULY 18, 2001

                                                           PROXY CARD
1. Vote by Fax Complete, sign and date
   the proxy card and fax it to         THIS PROXY IS SOLICITED BY THE BOARD OF
   1-908-273-8762 anytime.              TRUSTEES of The Industry Leaders Fund(R)
                                        (the "Fund"), for use at the Special
2. Vote by Mail Simply enclose your     Meeting of shareholders to be held at
   executed proxy in the enclosed       the offices of Sithe Energies, 335
   postage-paid envelope.               Madison Ave. 28th Floor, New York, New
                                        York 10017 on July 18, 2001 at 11:30
                                        a.m. Eastern time. The undersigned
                                        hereby appoints Gerald P. Sullivan and
                                        Travis Gering each of them, with full
                                        power of substitution, as proxies of the undersigned to vote at the above stated
                                        Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

                                        IF THIS PROXY CARD IS RETURNED, AND NO
                                        CHOICE IS INDICATED FOR ANY ITEM, THIS
                                        PROXY WILL BE VOTED AFFIRMATIVELY ON THE
                                        MATTERS PRESENTED. THE BOARD OF TRUSTEES
                                        RECOMMENDS THAT YOU VOTE "FOR" THE
                                        FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR        KEEP THIS PORTION FOR YOUR RECORDS
BLACK INK AS FOLLOWS: [X]

--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INDUSTRY LEADERS FUND(R)CLASS I

Vote on Proposals


1.      To approve changes to the Fund's fundamental investment restrictions.

                                         FOR          AGAINST         ABSTAIN

1a - Diversification                     |_|            |_|             |_|
1b - Concentration                       |_|            |_|             |_|
1c - Borrowing                           |_|            |_|             |_|
1c - Senior securities                   |_|            |_|             |_|
1e - Underwriting                        |_|            |_|             |_|
1f - Real Estate                         |_|            |_|             |_|
1g - Commodities and Futures Trading     |_|            |_|             |_|
1h - Lending                             |_|            |_|             |_|



2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.




X__________________________________________    X________________________________
Signature (Please sign within box)   (Date)    Signature (joint owners)   (Date)

[GRAPHIC OMITTED]                               THE INDUSTRY LEADERS FUND(R)

                                                         CLASS D

After reviewing the Proxy Statement,          SPECIAL MEETING OF SHAREHOLDERS
please vote by utilizing one of the        SCHEDULED TO BE HELD ON JULY 18, 2001
following convenient options:
                                                         PROXY CARD

1. Vote by Fax Complete, sign and date  THIS PROXY IS SOLICITED BY THE BOARD OF
   the proxy card and fax it to         TRUSTEES of The Industry Leaders Fund(R)
   1-908-273-8762 anytime.              (the "Fund"), for use at the Special
                                        Meeting of shareholders to be held at
2. Vote by Mail Simply enclose your     the offices of Sithe Energies, 335
   executed proxy in the enclosed       Madison Ave.28th Floor, New York, New
   postage-paid envelope.               York 10017 on July 18, 2001 at 11:30
                                        a.m. Eastern time. The undersigned
                                        hereby appoints Gerald P. Sullivan and
                                        Travis Gering each of them, with full
                                        power of substitution, as proxies of the undersigned to vote at the above stated
                                        Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

                                        IF THIS PROXY CARD IS RETURNED, AND NO
                                        CHOICE IS INDICATED FOR ANY ITEM, THIS
                                        PROXY WILL BE VOTED AFFIRMATIVELY ON THE
                                        MATTERS PRESENTED. THE BOARD OF TRUSTEES
                                        RECOMMENDS THAT YOU VOTE "FOR" THE
                                        FOLLOWING PROPOSALS.

                                        If you wish to vote Against a specific
                                        item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR        KEEP THIS PORTION FOR YOUR RECORDS
BLACK INK AS FOLLOWS: [X]

--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INDUSTRY LEADERS FUND(R)CLASS D

Vote on Proposals


1.      To approve changes to the Fund's fundamental investment restrictions.

                                         FOR          AGAINST         ABSTAIN

1a - Diversification                     |_|            |_|             |_|
1b - Concentration                       |_|            |_|             |_|
1c - Borrowing                           |_|            |_|             |_|
1c - Senior securities                   |_|            |_|             |_|
1e - Underwriting                        |_|            |_|             |_|
1f - Real Estate                         |_|            |_|             |_|
1g - Commodities and Futures Trading     |_|            |_|             |_|
1h - Lending                             |_|            |_|             |_|


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.




X___________________________________   X_______________________________________
Signature (joint owners)      (Date)   Signature (Please sign within box) (Date)